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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2006

MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09338 (Commission File Number)	75-1943604 (IRS Employer Identification No.)
8000 Bent Branch Drive Irving, Texas 75063 P.O. Box 619566 DFW, Texas 75261-9566 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

  Disclosure Regarding Forward-Looking Information

        Some of the matters discussed in this Current Report on Form 8-K (including the exhibit hereto) may contain forward-looking statements that reflect our plans, estimates and beliefs. Any statements contained herein (including, but not limited to, statements to the effect that Michaels Stores, Inc. (the "Company") or its management "anticipates," "plans," "estimates," "expects," "believes," and other similar expressions) that are not statements of historical fact should be considered forward-looking statements and should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations, Risk Factors, and our consolidated financial statements and related notes in our Annual Report on Form 10-K for the fiscal year ended January 28, 2006, and in our Quarterly Report on Form 10-Q for the quarter ended July 29, 2006. Our actual results could differ materially from those discussed in these forward-looking statements. Some of the factors that we believe could affect our results include:

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  our ability to remain competitive in the areas of merchandise quality, price, breadth of selection, customer service, and convenience;

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  our ability to anticipate and/or react to changes in customer demand and preferences for products and supplies used in creative activities and the related potential impact to merchandise inventories in categories that represent a significant portion of our business;

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  changes in consumer confidence resulting in a reduction in consumer spending on items perceived to be discretionary;

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  unexpected consumer responses to our promotional programs;

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  unusual weather conditions;

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  the execution and management of our store growth, including new concepts, the impact of new competitor stores in locations near our existing stores, and the availability of acceptable real estate locations for new store openings;

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  the effective optimization and maintenance of our perpetual inventory and automated replenishment systems and related impacts to inventory levels;

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  the identification and implementation of enhancements to our supply chain to enable us to distribute additional SKUs through our distribution centers;

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  delays in the receipt of merchandise ordered from suppliers due to vendor payment delays associated with recently implemented systems or delays in connection with either the manufacture or shipment of such merchandise;

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  transportation delays (including dock strikes and other work stoppages) and increases in transportation costs due to fuel surcharges and transportation regulations;

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  restrictive actions by foreign governments or changes in United States laws and regulations affecting imports or domestic distribution;

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  significant increases in inflation or commodity prices, such as petroleum, natural gas, electricity, steel, and paper, which may adversely affect our costs, including cost of merchandise;

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  significant increases in tariffs or duties levied on imports which may limit the availability of certain merchandise from our foreign suppliers;

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  changes in political, economic, and social conditions;

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  significant fluctuations in exchange rates;

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  financial difficulties of any of our key vendors, suppliers, or insurance providers;

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  the design and implementation of new management information systems as well as the maintenance and enhancement of existing systems, particularly in light of our continued store growth and the addition of new concepts;

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  our ability to maintain the security of electronic and other confidential information;

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  our ability to maintain effective internal controls over our newly implemented financial reporting system;

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  our ability to attract and retain qualified personnel to successfully execute our operating plans; and

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  the seasonality of the retail business.

  Business Information

        Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 7.01 is certain information relating to the Company's business.

  Information "Furnished"

        The information contained in this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. By furnishing this information, we make no admission as to the materiality of any information in this report.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description
99.1	Supplemental Company Information, dated October 9, 2006

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.
	By:	/s/ JEFFREY N. BOYER Jeffrey N. Boyer President and Chief Financial Officer
Date: October 10, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Company Information, dated October 9, 2006

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EXHIBIT INDEX